UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  March 3, 2014

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported on the Form 8-K filed by Theravance, Inc., a Delaware corporation (the “Company”), on March 3, 2014 (the “Prior Form 8-K”), the Company entered into a Master Agreement (the “Master Agreement”) on March 3, 2014 with Glaxo Group Limited, a private company limited by shares registered under the laws of England and Wales (“GSK”), and Theravance Biopharma, Inc., a Cayman Islands exempted company and currently a wholly-owned subsidiary of the Company.  In connection with the Master Agreement, the Company also entered into a Collaboration Agreement Amendment amending the Collaboration Agreement between the Company and GSK dated as of November 14, 2002, as amended, and a Strategic Alliance Agreement Amendment amending the Strategic Alliance Agreement between the Company and GSK dated as of March 30, 2004, as amended.  The agreements referred to in the prior sentence are referred to herein and the Prior Form 8-K as the “Amendments.”

The descriptions of the terms and conditions of the Master Agreement and the Amendments in the Prior Form 8-K are qualified in their entirety by reference to the Master Agreement and the Amendments, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The information in this Item 1.01 above supplements, but does not replace the information in Item 1.01 of the Prior Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Master Agreement by and among Theravance, Inc., Theravance Biopharma, Inc. and Glaxo Group Limited, dated March 3, 2014
10.2	Collaboration Agreement Amendment by and between Theravance, Inc. and Glaxo Group Limited dated March 3, 2014*
10.3	Strategic Alliance Agreement Amendment by and between Theravance, Inc. and Glaxo Group Limited dated March 3, 2014*

*                 Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: March 6, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Master Agreement by and among Theravance, Inc., Theravance Biopharma, Inc. and Glaxo Group Limited, dated March 3, 2014
10.2	Collaboration Agreement Amendment by and between Theravance, Inc. and Glaxo Group Limited dated March 3, 2014*
10.3	Strategic Alliance Agreement Amendment by and between Theravance, Inc. and Glaxo Group Limited dated March 3, 2014*

*                 Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this exhibit.

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